UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

Current Report
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  09/28/2006

UNIVERSAL ENERGY CORP.
(Exact name of registrant as specified in its charter)

Commission File Number:  000-50284

Delaware	80-0025175
(State or other jurisdiction of	(IRS Employer
incorporation)	Identification No.)

600 East Altamonte Drive, Unit 1050
Altamonte Springs, Florida 32701
(Address of principal executive offices, including zip code)

(407) 260-9206
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[  ]   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Information to be included in the report

Item 7.01.    Regulation FD Disclosure

On September 28, 2006, Universal Energy Corp., a Delaware corporation (the "Registrant"), issued a press release announcing the acquisition of a working interest in the Pembina Nisku area. A copy of the press release issued by the Registrant on September 28, 2006 is attached hereto as Exhibit 99.1 and is incorporated into this Item 7 of this Current Report on Form 8-K as if fully set forth herein.

Item 9.01.    Financial Statements and Exhibits

The following exhibit is filed as part of this current report.

Exhibit 99.1        Press release of the Registrant issued on September 28, 2006

Signature(s)

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

UNIVERSAL ENERGY CORP.

Date: September 28, 2006	By:	/s/ Dyron M. Watford
Dyron M. Watford
Chief Financial Officer

Exhibit Index

Exhibit No.	Description
EX-99.1	Press release of the Registrant issued on September 28, 2006